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                                                                    EXHIBIT 23.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K into the Company's previously filed Registration Statement File Nos. 333-81843, 333-63631, 333-50699 and 333-18937.

                                        ARTHUR ANDERSEN LLP

Tampa, Florida
July 19, 2000